UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 16, 2021

ONCOTELIC THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21990	13-3679168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29397 Agoura Road, Suite 107

Agoura Hills, CA 91301

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code

(650) 635-7000

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbols	Name of each exchange on which registered
N/A	OTLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On November 16, 2021, the Company issued a press release announcing the successful completion of the safety evaluation of a TGF-β Inhibitor (OT-101) and IL-2 (Aldesleukin) in Phase 1 Combination Trial in Solid Tumor Cancers. This event allows for further expansion of its clinical program into phase 2 clinical trials and higher doses. Unlike other common treatments, such as chemotherapy, IL-2 has the potential to bring about long-lasting responses and even cures in about one in 10 patients with metastatic kidney cancer and metastatic melanoma. Our analysis to date suggests that the OT-101/IL-2 combination could further improve the cure rate of these cancers.

A copy of the press release is attached hereto as Exhibit 99.1.

Disclaimer.

The information in Section 7.01 of this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall Exhibit 99.1 filed herewith be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. Forward-looking statements in this document include, without limitation, statements regarding the Company’s expectations regarding the expectation and timing of whether the Company will be able to complete the current phase 1 trial and undertake new phase 2 clinical trials for OT-101 and IL-2. These statements are based upon the current beliefs and expectations of the Company’s management and may be subject to significant risks and uncertainties. Further, no assurances can be given as to the beliefs and expectations of the Company’s management.

Exhibit No.	Description	Incorporation by reference

99.1	OT-101/IL-2 Combination Clinical Trial Update issued November 16, 2021	Filed herewith

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oncotelic Therapeutics, Inc.

Date: November 16, 2021		/s/ Vuong Trieu
	By:	Vuong Trieu
Chief Executive Officer

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